Business Combination (Details) - Schedule of difference between the total Value of consideration and cash proceeds received $ in Thousands	Jun. 30, 2021 USD ($)
Schedule of difference between the total Value of consideration and cash proceeds received [Abstract]
Value of Consideration	$ 113,278
Less: net assets acquired	(114,014)
Bargain	$ (736)